Exhibit 24.1

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Joseph M. Schierhorn
Joseph M. Schierhorn

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Larry S. Cash
Larry S. Cash

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Anthony Drabek
Anthony Drabek

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Karl L. Hanneman
Karl L. Hanneman

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ David W. Karp
David W. Karp

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Joseph Marushack
Joseph Marushack

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 23rd day of February, 2022.

/s/ David J. McCambridge
David J. McCambridge

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Krystal M. Nelson
Krystal M. Nelson

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Aaron M. Schutt
Aaron M. Schutt

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ John C. Swalling
John C. Swalling

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ Linda C. Thomas
Linda C. Thomas

POWER OF ATTORNEY

The undersigned Directors of Northrim BanCorp, Inc. (the “Company”) hereby appoints each of Joseph M. Schierhorn and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2021 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 24th day of February, 2022.

/s/ David G. Wight
David G. Wight